As filed with the Securities and Exchange Commission on December 6, 2016.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22358

City National Rochdale Structured Claims Fixed Income Fund LLC
 (Exact name of registrant as specified in charter)

400 Park Avenue
New York, NY 10022-4406
 (Address of principal executive offices) (Zip code)

Michael Gozzillo
400 Park Avenue
New York, NY 10022-4406
 (Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2016

Item 1. Reports to Stockholders.

City National Rochdale Structured Claims Fixed Income Fund (CNRSCFIF)
Annual Report
September 30, 2016

Dear Fellow Shareholders,

The City National Rochdale Structured Claims Fixed Income Fund ("CNRSCFIF" or the "Fund") offers an opportunity for portfolio diversification through an investment in a pool of structured legal settlements with an investment objective that seeks safety of principal and above average current income. The Fund is collateralized by a note secured by cash flows from a diversified pool of annuities, purchased to cover structured legal settlements that have been acquired through a formal legal process from the claimants. Investment returns are generated by the interest income of cash flow payments received from each underlying annuity.

While we see a modestly improving US economy, with modestly increasing GDP growth and we also continue to have uncertainty about the future path of U.S. fiscal policy. Global fixed income interest rates remain at low levels on the short end of the curve, while we have seen larger moves on the long end of most curves recently.  Regardless of the direction of rates, yields around the globe remain historically low.  Italy, France, and Spain all currently have lower yields than the US Treasury for 10 year note (1.61% as of 9/30/2015).

With rates around the globe so low and central banks so accommodative, as well as concerns similar to the early part of 2013, associated with the tapering of the Government bond purchasing program by the Federal Reserve, there is potential volatility in the fixed income market. The fundamentals across numerous fixed income sectors remain relatively sound, and the challenge for investors against this uncertain backdrop is how to earn more from their fixed income portfolios without taking on too much risk. In our minds, U.S. Treasuries, although nominally safe, are paying too low of a yield due to the policy actions taken by the Federal Reserve. With the US Federal Reserve telegraphing a rate rise, we do expect volatility to rise in the markets.  The alternative continues to require taking more credit risk at a time when economic growth, while improving, remains uncertain.

In light of this, we believe the expected stability and known values of CNRSCFIF’s cash flows make the Fund an ideal fixed income investment for such uncertain times. Compared to equivalent fixed income securities, the yield from CNRSCFIF provides above average levels of current income with low volatility and strong credit quality. In addition, although we do not see inflation as being a significant risk over the next 12 months, should it occur, a solid income producing investment like CNRSCFIF is likely to generate a relatively good yield, even after inflation.  The strategy continues to collect cash flows as expected from the launch of the vehicle, and underlying market values of asset pool are adjusted for the current interest rate environment.

Overall, the advantage of CNRSCFIF lies in preservation of principal, reliability of cash flows, and the high yield it brings to a portfolio. The Fund is backed by well-diversified, investment grade insurance companies, which are, in our view, highly secured. Furthermore, we believe during volatile equity market periods, such as we are currently experiencing, the addition of non-equity, non-traditional investments has the added benefit of providing significant diversification value to a portfolio.

Sincerely,

Garrett R. D’Alessandro, CFA, CAIA, AIF
Chief Executive Officer & President
City National Rochdale LLC

400 Park Avenue, New York, NY 10022-4406   |   (T) 212-702-3500   |   www.cnr.com

Important Disclosures

Performance quoted represents past performance and is unaudited. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9800.

An investor should consider carefully the Fund’s investment objectives, risks, charges, and expenses. The Private Offering Memorandum contains this and other important information about the investment company, and it may be obtained by calling 800-245-9800. Please read it carefully before investing. RIM Securities LLC is an affiliated broker dealer for City National Rochdale LLC and the Distributor of the Fund, 400 Park Avenue, New York, NY 10022.

The views expressed herein represent the opinions of City National Rochdale LLC and are subject to change without notice at any time. This information should not in any way be construed to be investment, financial, tax, or legal advice or other professional advice or service, and should not be relied on in making any investment or other decisions. As with all investment strategies, there are risks associated with its implementation. Applicable risks include, but are not limited to, market risk, inflation risk, credit risk, and government policy risk. There is no guarantee that investment objectives will be met and the entire investment may be lost.

City National Rochdale Structured Claims Fixed Income Fund is considered a long term investment with limited liquidity and should not be invested in by investors whose objectives conflict with these characteristics. The limited liquidity of the Fund, due to the absence of a public market and a current investor’s limited transfer options to other investors, results in the lack of available market prices during the life of the Fund. Valuation will be provided as detailed in the Private Offering Memorandum and may be inaccurate and may also affect the value and expenses of the Fund. The Fund invests in a single issuer note, making it a non-diversified fund and more susceptible than a diversified fund to any single economic, financial, insurance industry, political or regulatory occurrence that may affect annuities, insurance companies or the Special Purpose Entity (“SPE”) structure. Performance and likelihood of future payments depend on factors such as the business standing of the SPE and its affiliates, the insurance companies, ratings of the insurer, federal and state regulation as well as human error during the transfer process.

400 Park Avenue, New York, NY 10022-4406   |   (T) 212-702-3500   |   www.cnr.com

City National Rochdale Structured Claims
Fixed Income Fund, LLC

Annual Report

September 30, 2016

City National Rochdale Structured Claims Fixed Income Fund, LLC

Annual Report

September 30, 2016

TABLE OF CONTENTS	Page

Report of Independent Registered Public Accounting Firm	1

Financial Statements
Statement of Net Assets	2
Statement of Operations	3
Statement of Changes in Members' Capital	4
Statement of Cash Flows	5
Notes to Financial Statements	6-13
Financial Highlights	14
Investment Breakdown	15

Manager and Officer Information

Additional Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of
City National Rochdale Structured Claims Fixed Income Fund, LLC

We have audited the accompanying statement of net assets of City National Rochdale Structured Claims Fixed Income Fund, LLC (the “Fund") as of September 30, 2016, and the related statements of operations and cash flows for the year then ended, changes in members’ capital and financial highlights for the years ended September 30, 2016 and 2015.  The financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended September 30, 2014 and 2013 were audited by other auditors whose report dated November 26, 2014 expressed an unqualified opinion of those financial highlights.  The financial highlights for the year ended September 30, 2012 were audited by other auditors whose report dated November 29, 2012 expressed and unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of September 30, 2016 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of City National Rochdale Structured Claims Fixed Income Fund, LLC as of September 30, 2016, and the results of its operations and its cash flows for the year then ended, the statements of changes in members’ capital and financial highlights for the years ended September 30, 2016 and 2015, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 28, 2016

City National Rochdale Structured Claims Fixed Income Fund, LLC

STATEMENT OF NET ASSETS

September 30, 2016

ASSETS:

Investments in Securities: 101.1%

Promissory Note: 99.5%
Crescit Eundo Finance I, LLC Note, 8.10%, Series 2009-A,	$26,365,663
due February 15, 2040; (1) (2) at fair value (cost $25,319,396)

Short-Term Investments: 1.6%
First American Government Obligations Fund, 0.02% (3) (cost $425,824)	425,824

Total Investments in Securities (cost $25,745,220) (4)	26,791,487

Interest receivable	91,243
Prepaid expenses	2,929
Total assets	26,885,659

LIABILITIES:

Distribution payable	292,042
Payable to Adviser	7,223
Payable to directors	1,050
Accrued expenses and other liabilities	83,161
Total liabilities	383,476

NET ASSETS	$26,502,183

ANALYSIS OF NET ASSETS

Paid in Capital	25,455,916
Unrealized Appreciation	1,046,267

TOTAL MEMBERS' CAPITAL	$26,502,183

Capital Units outstanding
(Unlimited number of Units authorized, no par value)	39,004

Net asset value price per Unit (net assets/Units outstanding)	$679.47

(1)	Illiquid restricted security.
(2)	Fair valued by Valuation Committee as delegated by the Fund's Board of Managers.
(3)	7-day yield.
(4)	Tax cost of investments is the same.

The accompanying notes are an integral part of these financial statements.

City National Rochdale Structured Claims Fixed Income Fund, LLC

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2016

INVESTMENT INCOME:

Interest Income	$2,186,630

EXPENSES:

Legal fees	130,899
Fund accounting and fund administration fees	71,377
Advisory fees	71,124
Affiliated service fees	71,124
Audit and tax fees	46,650
Board of managers fees	4,396
Custody fees	3,423
Insurance expense	1,943
Other	4,870

Total Expenses	405,806

Less expenses waived and reimbursed	(7,510)
Net Fund Expenses	398,296
Net Investment Income	1,788,334

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net change to fair value of promissory note	(208,633)

Net Increase in Members' Capital Resulting From Operations	$1,579,701

The accompanying notes are an integral part of these financial statements.

City National Rochdale Structured Claims Fixed Income Fund, LLC

STATEMENT OF CHANGES IN MEMBERS' CAPITAL

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015

FROM OPERATIONS

Net investment income	$1,788,334	$2,008,805

Net change in fair value of promissory note	(208,633)	(161,283)

Net Increase in Members' Capital Resulting From Operations	1,579,701	1,847,522

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income	(1,840,192)	(2,005,558)

From return of capital	(3,097,260)	(2,246,254)

Total Distributions to Members	(4,937,452)	(4,251,812)

Net Decrease in Members' Capital	(3,357,751)	(2,404,290)

MEMBERS' CAPITAL

Beginning of year	29,859,934	32,264,224

End of year	$26,502,183	$29,859,934

The accompanying notes are an integral part of these financial statements.

City National Rochdale Structured Claims Fixed Income Fund, LLC

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2016

CASH FLOW FROM OPERATING ACTIVITIES

Net increase in members' capital resulting from operations	$1,579,701

Adjustments to reconcile net increase in members' capital resulting from operations to net cash provided by operating activities:

Net change in fair value of promissory note	208,633
Principal repayment of note receivable	3,097,260
Purchases of money market investments	(5,791,017)
Redemptions of money market investments	5,831,791

Change in operating assets and liabilities:

Interest receivable	11,060
Prepaid expenses	(280)
Payable to Adviser	(5,295)
Payable to directors	550
Accrued expenses and other liabilities	19,727

Net cash provided by operating activities	4,952,130

CASH FLOWS FROM FINANCING ACTIVITIES

Distributions	(4,952,130)

Net cash used in financing activities	(4,952,130)

Net change in cash and cash equivalents	-

CASH AND CASH EQUIVALENTS

Beginning of year	-

End of year	$-

Supplemental disclosure of non cash financing activities:

Decrease in distributions payable	14,678

The accompanying notes are an integral part of these financial statements.

City National Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

September 30, 2016

1.	Organization

City National Rochdale Structured Claims Fixed Income Fund, LLC (the "Fund") is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to seek a steady level of current income with low volatility through investment in promissory notes secured by interests in receivables from insurance companies related to structured settlements.

The Fund’s Board of Managers (the “Board”) is responsible for the Fund’s management, including supervision of the duties performed by City National Rochdale LLC, which serves as investment adviser (the “Adviser” of the Fund).

Each Shareholder (“Member”) must certify that they are a qualified investor or “accredited investor” under Federal securities law and subscribe for a minimum initial investment in the Fund of $25,000. Brokers selling units may establish higher minimum investment requirements than the Fund and may independently charge transaction fees and additional amounts in return for their services in addition to receiving a portion of the sales charge. The Fund is an illiquid investment, and no Member will have the right to require the Fund to redeem its units. The Fund commenced operations on February 24, 2010. The existence of the Fund is not expected to be perpetual, but will instead be self-liquidating over time or sold, with an expected life of between seven and fifteen years from inception.

2.	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund as an investment company.

Security Valuation

All investments are carried at fair value. The Fund invested substantially all of its investable assets in the 8.10% Fixed Rate Note, Series 2009-A, which is represented by one certificate (“Note”) issued by Crescit Eundo Finance I, LLC (“Special Purpose Entity”). The equity in Crescit Eundo Finance I, LLC is held by a non-affiliated party. The Board has delegated fair value determinations to the Adviser. The Adviser has formed an internal Fair Value Committee (the “Committee”) to monitor and implement the fair valuation process with respect to the Fund.

Market quotations are not readily available for the Note. The Note is issued by a Special Purpose Entity, which holds interests in a trust that owns a pool of receivables from various insurance companies (the “Annuity Providers”). The receivables are based on and secured by rights to payments pursuant to underlying settlement agreements of legal claims. Except in certain instances of misrepresentations and warranties by the seller of the underlying settlement agreements, the Fund’s right to payment of the Note is secured by the Fund’s interests in the trust and right to receivable payments.

City National Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

September 30, 2016

A discounted cash flow analysis is used to determine the fair value of the Note on a monthly basis. All future cash inflows are estimated and discounted to arrive at the Note’s fair value. The inputs into the discounted cash flow model are discussed below.

The cash flow to the Fund generated by the Note is estimated based on the cash flows projected by the Annuity Providers at the time the Notes were purchased by the Fund. The Committee will adjust such estimated cash flows, if necessary, based on the following types of information obtained by the Adviser:

- Information relating to the financial position of the Special Purpose Entity, the trust, and their affiliates.

- Information regarding the Annuity Providers (including the credit ratings of the Annuity Providers).

- Information regarding the cash flows underlying the settlement receivables from the Annuity Providers.

- The occurrence of any significant market or company specific event that may affect any of the foregoing or the structured settlement industry.

The discount rate used in the analysis is computed as the total of (i) the current Barclays Capital US Investment Grade Credit Insurance Index (yield-to-worst) (the “Barclays Index”), plus (ii) a liquidity premium adjustment, plus (iii) a credit adjustment.

The liquidity premium adjustment is a factor meant to reflect the discount from the Barclays Index rate that would be used by the market in determining the value of the receivable payments from the Annuity Providers in connection with the sale or liquidation of the receivable payments. Based on historical experience, this factor will normally range from 2% to 4%. Upon acquisition of the Note, the initial liquidity premium adjustment was established at 2.25%. The 2.25% factor is adjusted monthly in the same proportion as the current level of the Barclays Index varies from 5.5%, which is the long-term average of the Barclays Index. As of September 30, 2016, the liquidity premium adjustment was 4.00%.

City National Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

September 30, 2016

The credit adjustment is a factor meant to reflect the discount that would be used by the market in determining the value of the receivable payments that the Fund is entitled to receive based on the nature and structure of the underlying legal claim settlement agreements. As of September 30, 2016, the Committee has established the adjustment as 0.50%.

To the extent the receivables are not collected in a timely basis, or to the extent the trust is unable to secure collection, the Fund is exposed to credit risk from both the underlying insurance companies and the trust.

Cash and Cash Equivalents

Cash and cash equivalents are stated at face value and comprise cash on hand, deposits held on call with banks, and other short-term highly liquid investments that are readily convertible to cash and subject to an insignificant risk of change in value.

The fair value of the money market fund is the net asset value of the mutual fund investment which is calculated on a daily basis. The money market fund is registered and regulated by the SEC. The money market fund invests in government obligations, exclusively in short term U.S. government securities. The money market fund provides for daily liquidity.

Fair Value Measurements

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources, and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

City National Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

September 30, 2016

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The following is a summary of the inputs used to value the Fund’s investments at September 30, 2016:

Investment	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Note	$-	$-	$26,365,663	$26,365,663
Money Market Fund	425,824	-	-	425,824
	$425,824	$-	$26,365,663	$26,791,487

The Fund’s policy is to recognize transfers in and transfers out of each level as of the beginning of the year. There were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy during the reporting period, as compared to their classification from the most recent annual report.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using significant unobservable inputs (Level 3) during the year ended September 30, 2016:

Investment in Note
Balance, September 30, 2015:	$29,671,556

Realized gain/(loss)	-
Change in unrealized fair value	(208,633)
Purchases	-
Principal paydowns	(3,097,260)

Balance, September 30, 2016	$26,365,663

The change in unrealized loss in 2016 related to Level 3 investment still held as of September 30, 2016 amounted to $(208,633).

City National Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

September 30, 2016

Quantitative Information about Level 3 Fair Value Measurements held in the Fund:

Investment Description	Fair Value at September 30, 2016	Valuation Technique	Unobservable Input	Value
Promissory Note	$26,365,663	Discounted Cash Flow	Discount Rate	7.57%

An increase in the discount rate used would result in a lower fair value measurement.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are reported at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. At September 30, 2016, the Fund was invested in one restricted security: Crescit Eundo Finance I, LLC Note fair valued at $26,365,663 constituting 99.5% of the Fund’s net assets, with a cost basis as of September 30, 2016 of $25,319,396. The Note was acquired on February 24, 2010.

Investment Risk Factors

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Interest Rate Risk: Interest risk refers to the fluctuations in value of fixed-income securities resulting from the relationship between market price and yield. An increase in interest rates will tend to reduce the market value of previously issued fixed income investments.

Liquidity Risk: Liquidity risk refers to the risk that an investment cannot be bought or sold quickly enough to prevent or minimize loss to the Fund due to the lack of an active market.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on an accrual basis. Realized and unrealized gains and losses are included in the determination of income.

City National Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

September 30, 2016

Fund Expenses

The Fund bears expenses incurred in its business. The expenses of the Fund include, but are not limited to, the following: management fees; legal fees; accounting and auditing fees; custody fees; costs of computing the Fund’s net asset value; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members’ and Board meetings; Member record keeping and Member account services, fees, and disbursements; insurance premiums; fees for investor services; and other types of expenses as may be approved from time to time by the Board.

Federal Income Taxes

The Fund’s tax year end is December 31. The Fund intends to be treated as a partnership for U.S. Federal income tax purposes. Each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss. Therefore, no federal income tax provision is reflected in the accompanying financial statements.

The Fund has adopted accounting standards regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes the effect of tax positions when they are more likely than not of being sustained. The Fund has concluded that there is no impact on the Fund’s net assets or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on its tax returns. These standards require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. During the year ended September 30, 2016, distributions in the amount of $1,840,192 and $3,097,260 were, for tax purposes, ordinary income and return of capital, respectively.

Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of net assets. Management has evaluated subsequent events from the statement of net assets date through the date at which the financial statements were available to be issued and determined that there are no items to disclose.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

City National Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

September 30, 2016

3.	Investment Management

The Fund has an investment management agreement with the Adviser. The Adviser is responsible for providing investment advisory management, certain administrative services, and conducts relations with the service providers to the Fund.

The Fund will pay the Adviser an investment management fee at an annual rate equal to 0.25% of the Fund’s month-end net assets. The investment management fee is accrued and paid monthly.

4.	Expense Reimbursement

The Adviser has contractually agreed to waive and/or reimburse the Fund’s expenses to the extent needed to limit the Fund’s annual operating expenses to 1.40% of net assets. To the extent that the Adviser reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed. The Fund will make no such payment, however, if its total annual operating expenses exceed the expense limit in effect at the time the expenses were reimbursed or at the time these payments are proposed. During the year ended September 30, 2016, the Adviser made $7,510 in reimbursements to the Fund. The Adviser may, upon request, recoup from the Fund all or any portion of these reimbursements with respect to any fiscal year, during the next succeeding three fiscal years.

5.  Shareholder Servicing Arrangement

The Fund pays a shareholder servicing fee to the Adviser (or its affiliates) at an annual rate of 0.25% of the Fund’s month-end net assets, including assets attributable to the Adviser (or its affiliates). Services provided include, but are not limited to, handling Member inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, reports, and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; and assisting in the maintenance of Fund records containing Member information.

6.  Distribution to Members

The Fund intends to make distributions to Members on a monthly basis in aggregate amounts representing substantially all of its net investment income, if any, during the year. The Fund also intends to distribute monthly proceeds from any principal paydowns on the Note, which will be designated as a return of capital to Members. Although the Fund does not expect to realize long-term capital gains except under extraordinary circumstances (such as the sale of all or a substantial portion of the Note), if it does earn such gains, they will be paid out once each year (unless otherwise permitted by the 1940 Act). The Fund will make distributions only if authorized by the Board and declared by the Fund out of assets legally available for these distributions.

City National Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

September 30, 2016

7.  Investment Transactions

For the year ended September 30, 2016, excluding short-term securities and U.S. Government securities, the principal repayments on note were $3,097,260. There were no purchases or sales of U.S. Government securities during the year ended September 30, 2016.

8.  Affiliated Parties

On November 2, 2015, Royal Bank of Canada completed its acquisition of City National Corporation. City National Rochdale, LLC, the investment adviser to the Fund, is a subsidiary of City National Bank. City National Rochdale, LLC and City National Bank are wholly-owned subsidiaries of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada.

City National Rochdale Structured Claims Fixed Income Fund, LLC

Financial Highlights

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2016		September 30, 2015	September 30, 2014	September 30, 2013	September 30, 2012

Net Asset Value, beginning of year	$765.56		$827.20	$908.08	$945.63	$969.09

Income from investment operations:

Net investment income	45.85		51.50	57.18	62.98	64.64

Net unrealized gain/(loss) on	(5.35)		(4.13)	(4.47)	(7.29)	11.05
promissory note

Total from investment operations	40.50		47.37	52.71	55.69	75.69

Less Distributions:

From net investment income	(47.18)		(51.42)	(56.16)	(59.86)	(61.38)

From return on capital	(79.41)		(57.59)	(77.43)	(33.38)	(37.77)

Total distributions	(126.59)		(109.01)	(133.59)	(93.24)	(99.15)

Net asset value, end of year	$679.47		$765.56	$827.20	$908.08	$945.63

TOTAL RETURN - NET	5.69%		6.12%	6.23%	6.20%	8.22%

RATIOS/SUPPLEMENTAL DATA

Members' Capital, end of period ($000's)	$26,502		$29,605	$32,264	$35,419	$36,883

Portfolio Turnover	0.00%		0.00%	0.00%	0.00%	0.00%

Ratio of Net Investment Income
to Average Net Assets:	6.29%		6.40%	6.60%	6.81%	6.75%

Ratio of Gross Expenses
to Average Net Assets:	1.43%		1.20%	1.11%	0.90%	0.99%

Ratio of Net Expenses
to Average Net Assets:	1.40%	(1)	1.20%	1.11%	0.90%	0.99%

(1)	Rate was determined after taking into account expenses waived and reimbursed by the adviser (see note 4).

Total return is calculated for all Members taken as a whole.

The expense ratios are calculated for all Members taken as a whole.

The accompanying notes are an integral part of these financial statements.

City National Rochdale Structured Claims Fixed Income Fund, LLC

Investment Breakdown
(as a % of Total Investments)

September 30, 2016

The accompanying notes are an integral part of these financial statements.

MANAGERS AND OFFICERS OF THE FUND

The Managers of the Fund, who were elected by the shareholders of the Fund, are responsible for the overall management of the Fund, including, general supervision and review of the investment activities of the Fund. The Managers, in turn, elect the officers of the Fund, who are responsible for administering the day to day operations of the Fund. The current Managers and Officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes information about the Managers and is available, without charge, by calling 1-866-209-1967.

Independent Board Members

Name Address Age	Position with the Trust	Term of Office (1) and Length of Time Served	Principal Occupation for the Past Five Years	# of Funds in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member
Daniel A. Hanwacker 400 Park Avenue New York, NY 10022 Age: 64	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001- present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management, Co., LLC (1995- 2000).	19	Rochdale Investment Trust (2011- 2013)
Jon C. Hunt 400 Park Avenue New York, NY 10022 Age: 64	Trustee	Since 2013	Retired (March 2013 to present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012 to March 2013). Managing Director and Chief Operating Officer, CCM (1998 - June 2012).	19

Nuveen Commodities Asset Management, member of Independent Committee (February 2012 - present); Advisor’s Inner Circle Fund III (February 2014 – present); O’Connor EQUUS (May 2014- present) ; Winton Series Trust and Winton Diversified Opportunities Fund, Lead Independent Trustee (January 2015 - present)

Vernon C. Kozlen 400 Park Avenue New York, NY 10022 Age: 72	Trustee Chairman	Since 2007 Since 2016	Retired (2007- present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996- 2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, City National Asset Management, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, City National Asset Management, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	19	Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund LLC, CMS/Barlow Long-Short Equity Fund, LLC (3)

Jay C. Nadel 400 Park Avenue New York, NY 10022 Age: 57	Trustee	Since 2013	Financial Services Consultant (2005 - present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	19	Lapolla Industries, Inc. (2007 – present); Rochdale Investment Trust (2011-2013)
James Wolford 400 Park Avenue New York, NY 10022 Age: 61	Trustee	Since 1999

Chief Executive Officer of Corinthian Development Company (December 2013 – present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011-December 2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).
				19	None

Interested Board Member

Andrew S Clare (4) 400 Park Avenue New York, NY 10022 Age: 70	Trustee	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	19	None

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
Vernon C. Kozlen	December 31, 2018*
James Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
Jon C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023

    * Subject to extension by the Board for up to two years.

(2)
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale International Trade Fixed Income Fund.

(3)
Convergent Wealth Advisors, LLC, which is under common control with CNB, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

(4)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

Officers of the Fund

Name Address Age	Position(s) with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 59	President and Chief Executive Officer	Since Inception	Chief Executive Officer, City National Rochdale (1986 - present).
F. Michael Gozzillo City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 51	Vice President; Chief Compliance Officer (“CCO”); Anti-Money Laundering Officer & Identity Theft Program Officer	Since 2013

Senior Vice President & Chief Compliance Officer, City National Rochdale (2012-present). CCO, Symphonic Financial Advisors LLC (2013 to Present). CCO, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale International Trade Fixed Income Fund (2013-present). Director & Compliance Officer, TIAA-CREF  (2008-2012).  CCO,  TIAA-CREF
Life Insurance Co. Separate Accounts (2009- 2012).

Mitchell Cepler City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 33	Treasurer and Chief Financial Officer	Since 2015	Group Finance Manager, City National Rochdale (2011 – present). Manager, Financial Planning and Analysis, ESP Technologies Corporation (2008- 2011).
Kurt Hawkesworth City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 44	Secretary	Since 2010	Chief Operating Officer, City National Rochdale (2003-present).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

City National Rochdale Structured Claims Fixed Income Fund, LLC

Additional Information

Proxy Voting Policies and Procedures

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities without charge, upon request, by contacting the Fund directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Fund will file its complete schedule of portfolio holdings with the SEC at the end of the first and third fiscal quarters on Form N-Q within sixty days of the end of the quarter to which it relates.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

BOARD APPROVAL OF ADVISORY AGREEMENT (UNAUDITED)

The Board of Managers of City National Rochdale Structured Claims Fixed Income Fund LLC (the “Fund”) is comprised of six Managers, five of whom are independent of the Fund’s investment adviser (the “Independent Managers”).  During the six months ended September 30, 2016, the Board and the Independent Managers approved renewal of the Fund’s advisory agreement (the “Agreement”) with City National Rochdale, LLC (the “Adviser”), as described below.

General Information

The following information summarizes the Board’s considerations associated with its review of the Agreement. In connection with its deliberations, the Board considered such information and factors as the Board members believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by the Adviser.  In considering these matters, the Independent Managers discussed the approval of the Agreement with management and in private sessions with their independent counsel at which no representatives of the Adviser were present.

The Board reviewed extensive materials regarding investment results of the Fund, advisory fee and expense comparisons, financial information, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund. The Board also took into account information it received at its past meetings and previous meetings of its committees with respect to these matters.

In deciding to renew the Agreement, the Board and the Independent Managers did not identify a single factor as controlling and this summary does not describe all of the matters considered.  In addition, each Board member did not necessarily attribute the same weight to each matter.  However, the Board and the Independent Managers concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of Services

In reviewing the services provided by the Adviser, the Board considered a variety of matters, including the background, education and experience of the Adviser’s key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Fund; and the overall quality and depth of its organization. The Board also took into account the experience, capability and integrity of the Adviser’s senior management; its investment philosophy and processes; its portfolio trading and soft dollar practices; its commitment to compliance with applicable laws and regulations and the systems in place to ensure compliance with those requirements; and its disaster recovery, cybersecurity and contingency planning practices.  The Board found all of these matters to be satisfactory.

Investment Performance

The Board assessed the performance of the Fund compared with its benchmark index for the one- and three-year and since inception periods ended June 30, 2016.   The meeting materials indicated that the annualized total returns of the Fund since the inception period were higher than the returns of the Fund’s benchmark (Barclays Intermediate Aggregate Bond Index plus 300 basis points), but were lower than the returns of the benchmark for the one- and three-year periods by 2.05% and 0.45%, respectively.  The Board noted the Adviser’s assessment that the Fund continued to operate as planned, with all scheduled principal payments from the Fund’s note received as expected, and concluded that the Adviser continued to provide satisfactory management and oversight services to the Fund.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by the Adviser to the Fund and the total expenses of the Fund (as a percentage of its average annual net assets).  The Board noted that it was difficult to gather a peer group for comparison due to the unique investment strategy of the Fund and lack of public information regarding the Fund’s competitors.  The Board reviewed fee and expense information from a broad sample of similarly structured closed-end funds and private funds with alternative investment strategies compiled by U.S. Bancorp Fund Services, LLC, the Fund’s administrator, in consultation with the Adviser, using data from Morningstar, Inc.

The Board observed that the investment advisory fee paid by the Fund was lower than the median advisory fee of a sample of 444 peer alternative investment funds.  The Board noted that the Adviser does not manage assets of any other clients that have similar investment objectives and policies as those of the Fund.  The Board considered that the total expense ratio of the Fund was below the median total expense ratio of a peer sample of 16 alternative investment funds that voluntarily report their annual net expense ratios.  The Board concluded that the advisory fee charged by the Adviser to the Fund was fair and reasonable, and the total expenses of the Fund continued to be reasonable.

Profitability, Benefits to the Adviser and Economies of Scale

The Board considered information prepared by the Adviser relating to its costs and profits with respect to the Fund, and determined that the level of profitability was reasonable. The Board also considered the benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund (other than investment advisory fees paid to the Adviser), including fees paid to the Adviser’s affiliate, RIM Securities, LLC, for providing distribution services to the Fund; benefits to the Adviser’s general wealth management business as a result of the availability of the Fund to its customers; and the intangible benefits of the Adviser’s association with the Fund. The Board noted the Adviser’s representation that no significant economies of scale with respect to the Fund had been realized in the last year. The Board also noted that although there were no advisory fee breakpoints in the Fund’s advisory fee schedule, based on the Adviser’s operations, significant economies of scale were not likely to be realized at the Fund’s current asset level.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Managers concluded that the compensation payable to the Adviser with respect to the Fund pursuant to the Agreement is fair and reasonable in light of the nature and quality of the services being provided by the Adviser to the Fund and its shareholders, and that renewal of the Agreement was in the best interest of the Fund and its shareholders.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of managers has determined that there are at least two audit committee financial experts serving on its audit committee. Jay C. Nadel and Daniel A. Hanwacker are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$35,000	$35,000
Audit-Related Fees	$0	$0
Tax Fees	$8,000	$10,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by EisnerAmper LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2016	FYE 9/30/2015
Audit-Related Fees	0.0%	0.0%
Tax Fees	0.0%	0.0%
All Other Fees	0.0%	0.0%

All of the principal accountant hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	$0	$10,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable since the Fund invests exclusively in non-voting securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of September 30, 2016:

PORTFOLIO MANAGER DISCLOSURE

List of Portfolio Managers and Biographical Information

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
William C. Miller Jr.	Managing Director- Fixed Income Investments	Since 2013	Managing Director Fixed Income Investments, specializes in the research, analysis and selection of fixed income securities	Heads the team of investment professionals and is intricately involved in the firm’s day to day fixed income investments research.
Garrett R. D’Alessandro	Chief Executive Officer	Since Inception	President, Chief Executive Officer, Co-Chief Investment Officer, and Director of Research of City National Rochdale LLC.	Directs portfolio management strategies and investment research efforts and determines companies that satisfy the firm’s criteria for inclusion in client portfolios.

Name	Number of Registered Investment Companies Managed and Total Assets for Such Accounts (Including The Trust)	Beneficial Ownership of Equity Securities In Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets For Such Accounts
William C. Miller Jr.	9, $6,290 million	$0	0, $0	28, $323.4 million
Garrett R. D’Alessandro	2, $1,810 million	$0	0, $0	0, $0

Mr. Miller receives an annual salary established by City National Rochdale, LLC (the “Manager”). Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. Miller is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account.

Mr. D’Alessandro receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. D’Alessandro is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. D’Alessandro owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of managers.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during this period.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  City National Rochdale Structured Claims Fixed Income Fund LLC

By (Signature and Title)* /s/ Garrett R. D’Alessandro
                                              Garrett R. D’Alessandro, President

Date  November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Garrett R. D’Alessandro
                                             Garrett R. D’Alessandro, President

Date  November 29, 2016

By (Signature and Title)* /s/ Mitchell Cepler
                                              Mitchell Cepler, Treasurer

Date  November 29, 2016

* Print the name and title of each signing officer under his or her signature.